Managing General Partner of
Indigo-Energy Partners, LP

Corporate: 2857 Hartwick Pines Dr., Henderson, NV 89052 Tel: (702) 617-8832/ Fax (702) 617-8836
Mailing: 701 N. Green Valley Pkwy, Suite 200, Henderson, NV 89074 Tel: (702) 990-3387/ Fax (702) 990-3301

December 22, 2006

HUB Energy, LLC
255 Airport Road
Indiana, PA 15701

Re: Indigo-Energy Partners, LP
Forbearance/Extension of Payment Terms

Dear Representative:

Indigo-Energy Partners, LP (the “Partnership”, “us”, “our”, “we”) hereby acknowledges and agrees that:

1.  The Partnership is currently in arrears to HUB Energy, LLC (“you”, “your”) in the sum of $123,039 which amounts to $90,000 completion costs plus $33,039 expense reimbursement.

2.  The Partnership agrees to use its best efforts to pay to you the outstanding sum in full on or before March 31, 2007 (the “Due Date”).

3.  In consideration of your agreement to refrain from exercising any of your rights and remedies against us by virtue of our being in arrears of our obligation to you, we agree to issue to you two (2) shares of capital stock of Indigo-Energy, Inc., the Managing General Partner of the Partnership (the “Company”) for each dollar of outstanding debt (the “Consideration”).

4.  In addition, the Company agrees that it will offer to you piggy back registration rights of the capital stock on an appropriate registration statement pursuant to the Company being listed on an over the counter bulletin board quotation system or better exchange.

5.  In the event that we fail to tender payment in full by the Due Date, then you shall have full rights to proceed for the collection of the entire balance then outstanding.

Please signify your acceptance and agreement to the terms contained herein by signing and returning the enclosed duplicate copy of this letter to my attention.

Very truly yours,

ACKNOWLEDGED AND AGREED	INDIGO-ENERGY PARTNERS, LP
on this ____, day of December, 2006 HUB Energy, LLC	by: Indigo-Energy, Inc. its Managing General Partner

by: Name: Title:	by: Name: Stanley L. Teeple Title: Secretary

INDIGO-ENERGY, INC. by: Name: Stanley L. Teeple Title: Secretary

Managing General Partner of
Indigo-Energy Partners, LP

Corporate: 2857 Hartwick Pines Dr., Henderson, NV 89052 Tel: (702) 617-8832/ Fax (702) 617-8836
Mailing: 701 N. Green Valley Pkwy, Suite 200, Henderson, NV 89074 Tel: (702) 990-3387/ Fax (702) 990-3301

December 22, 2006

Universal Well Service
13549 S. Mosiertown Road
Meadville, PA 16335

Re: Indigo-Energy Partners, LP
Forbearance/Extension of Payment Terms

Dear Representative:

Indigo-Energy Partners, LP (the “Partnership”, “us”, “our”, “we”) hereby acknowledges and agrees that:

1.  The Partnership is currently in arrears to Universal Well Service (“you”, “your”) in the sum of $22,092.62.

2.  The Partnership agrees to use its best efforts to pay to you the outstanding sum in full on or before March 31, 2007 (the “Due Date”).

3.  In consideration of your agreement to refrain from exercising any of your rights and remedies against us by virtue of our being in arrears of our obligation to you, we agree to issue to you two (2) shares of capital stock of Indigo-Energy, Inc., the Managing General Partner of the Partnership (the “Company”) for each dollar of outstanding debt (the “Consideration”).

4.  In addition, the Company agrees that it will offer to you piggy back registration rights of the capital stock on an appropriate registration statement pursuant to the Company being listed on an over the counter bulletin board quotation system or better exchange.

5.  In the event that we fail to tender payment in full by the Due Date, then you shall have full rights to proceed for the collection of the entire balance then outstanding.

Please signify your acceptance and agreement to the terms contained herein by signing and returning the enclosed duplicate copy of this letter to my attention.

Very truly yours,

ACKNOWLEDGED AND AGREED on this ____, day of December, 2006 Universal Well Service	INDIGO-ENERGY PARTNERS, LP by: Indigo-Energy, Inc. its Managing General Partner
by: Name: Title:	by: Name: Stanley L. Teeple Title: Secretary

INDIGO-ENERGY, INC. by: Name: Stanley L. Teeple Title: Secretary

Managing General Partner of
Indigo-Energy Partners, LP

Corporate: 2857 Hartwick Pines Dr., Henderson, NV 89052 Tel: (702) 617-8832/ Fax (702) 617-8836
Mailing: 701 N. Green Valley Pkwy, Suite 200, Henderson, NV 89074 Tel: (702) 990-3387/ Fax (702) 990-3301

December 22, 2006

Jerry Moore
4100 Meadow Hill Lane
Fairfax, VA 22033

Re: Indigo-Energy Partners, LP
Forbearance/Extension of Payment Terms

Dear Jerry:

Indigo-Energy Partners, LP (the “Partnership”, “us”, “our”, “we”) hereby acknowledges and agrees that:

1.  The Partnership is currently in arrears to you in the sum of __________ .

2.  The Partnership agrees to use its best efforts to pay to you the outstanding sum in full on or before March 31, 2007 (the “Due Date”).

3.  In consideration of your agreement to refrain from exercising any of your rights and remedies against us by virtue of our being in arrears of our obligation to you, we agree to issue to you two (2) shares of capital stock of Indigo-Energy, Inc., the Managing General Partner of the Partnership (the “Company”) for each dollar of outstanding debt (the “Consideration”).

4.  In addition, the Company agrees that it will offer to you piggy back registration rights of the capital stock on an appropriate registration statement pursuant to the Company being listed on an over the counter bulletin board quotation system or better exchange.

5.  In the event that we fail to tender payment in full by the Due Date, then you shall have full rights to proceed for the collection of the entire balance then outstanding.

Please signify your acceptance and agreement to the terms contained herein by signing and returning the enclosed duplicate copy of this letter to my attention.

Very truly yours,

ACKNOWLEDGED AND AGREED on this ____, day of December, 2006 by: Name: Jerry Moore Title:	INDIGO-ENERGY PARTNERS, LP by: Indigo-Energy, Inc. its Managing General Partner by: Name: Stanley L. Teeple Title: Secretary

INDIGO-ENERGY, INC. by: Name: Stanley L. Teeple Title: Secretary

Managing General Partner of
Indigo-Energy Partners, LP

Corporate: 2857 Hartwick Pines Dr., Henderson, NV 89052 Tel: (702) 617-8832/ Fax (702) 617-8836
Mailing: 701 N. Green Valley Pkwy, Suite 200, Henderson, NV 89074 Tel: (702) 990-3387/ Fax (702) 990-3301

December 22, 2006

Leo Moore
704 Willow Street
Mannington, WV 26582

Re: Indigo-Energy Partners, LP
Forbearance/Extension of Payment Terms

Dear Leo:

Indigo-Energy Partners, LP (the “Partnership”, “us”, “our”, “we”) hereby acknowledges and agrees that:

1.  The Partnership is currently in arrears to you in the sum of ___________ .

2.  The Partnership agrees to use its best efforts to pay to you the outstanding sum in full on or before March 31, 2007 (the “Due Date”).

3.  In consideration of your agreement to refrain from exercising any of your rights and remedies against us by virtue of our being in arrears of our obligation to you, we agree to issue to you two (2) shares of capital stock of Indigo-Energy, Inc., the Managing General Partner of the Partnership (the “Company”) for each dollar of outstanding debt (the “Consideration”).

4.  In addition, the Company agrees that it will offer to you piggy back registration rights of the capital stock on an appropriate registration statement pursuant to the Company being listed on an over the counter bulletin board quotation system or better exchange.

5.  In the event that we fail to tender payment in full by the Due Date, then you shall have full rights to proceed for the collection of the entire balance then outstanding.

Please signify your acceptance and agreement to the terms contained herein by signing and returning the enclosed duplicate copy of this letter to my attention.

Very truly yours,

ACKNOWLEDGED AND AGREED on this ____, day of December, 2006 by: Name: Leo Moore Title:	INDIGO-ENERGY PARTNERS, LP by: Indigo-Energy, Inc. its Managing General Partner by: Name: Stanley L. Teeple Title: Secretary

INDIGO-ENERGY, INC. by: Name: Stanley L. Teeple Title: Secretary